Exhibit 99.1
Synchrony Announces Organizational Changes
to Accelerate Strategy and Growth
•Organizes partner portfolios across five platforms to deepen industry focus and enhance customer experiences
•Creates Growth Organization to scale products, capabilities and services to market
•Combines Technology and Operations teams to fuel digital innovation and drive operational excellence and efficiency
•Company sets date for virtual Investor Day

STAMFORD, Conn. – June 1, 2021 – Synchrony (NYSE: SYF), a premier consumer financial services company, today announced organizational changes aimed to further align the company’s resources with its partners and evolving consumer expectations, while leveraging its innovation, data, expertise and scale to deliver products and capabilities to market faster.

These changes will help Synchrony drive continued growth, execute its strategy more quickly and deliver the right capabilities to partners and consumers through the industry’s most complete, digitally enabled consumer financing and payments product suite.

“Over the last several years, Synchrony has continued to advance our long-term strategy and vision, focused on growth and portfolio diversification. This has included adding new types of partners, advancing our digital transformation, and expanding our networks, markets and products. We continue to adapt and drive innovations at the speed of change – particularly coming out of the unprecedented year of 2020 – and benefit from our strong financial and cultural foundation,” said Brian Doubles, Synchrony President and CEO.

“With Synchrony in a position of strength, we are now poised to accelerate our strategy by aligning our organization for faster growth and execution. With the changes we are announcing today, we will be even better positioned to deliver for our partners, customers, employees and shareholders over the long term,” said Doubles.

Synchrony is making the following changes:

1.Aligning Partner Portfolios to Deepen Industry Focus and Enhance Customer Experiences

Synchrony will align its partner portfolios across five platforms – expanded from three today – to better match the growth and diversification of its partnerships over the past several years. The five platforms are:
•Digital, led by Bart Schaller
•Health & Wellness, led by Beto Casellas
•Home & Auto, led by Curtis Howse
•Diversified & Value, led by Maran Nalluswami
•Lifestyle, led by Darrell Owens

The Digital, Health & Wellness and Home & Auto Platform CEOs will report to Doubles. The Diversified & Value and Lifestyle platform leaders will be managed under the executive leadership of Tom Quindlen, who will report to Doubles.

This structure will enable Synchrony to better serve the distinct needs of partners based on their industry and how they operate, as well as further scale products and capabilities to drive stronger growth. Synchrony’s heritage and commitment to deep partner relationships, which fuel partner growth and customer loyalty, remain firmly in place.

2.Establishing a Growth Organization to Scale Products, Capabilities and Services

The Growth Organization will bring together Synchrony’s marketing, data, analytics, customer experience, and product development teams into one cohesive group. The organization will work to bring data-driven, consumer-focused offerings to market across partner portfolios, with a focus on seamless customer experiences. This team will elevate Synchrony’s focus on digital products and capabilities, while driving commercialization strategies to proactively deliver for the company’s partners and consumers.

Michael Bopp will lead the Growth Organization in the newly created role of EVP, Chief Growth Officer, reporting to Doubles. Bopp was previously EVP, Chief Customer Engagement Officer where he led Synchrony’s data and analytics functions, as well as Synchrony’s work in creating a seamless, integrated customer experience across the business.

3.Combining Technology and Operations Teams to Fuel Digital Innovation and Drive Operational Excellence and Efficiency

Bringing together the Technology and Operations teams will drive collaboration, further accelerate the company’s digital initiatives and more seamlessly service Synchrony’s customers in the channels they prefer. The organization will further scale Synchrony’s Agile culture and will continue to speed the company’s innovations while driving greater operational excellence.

Carol Juel will lead the team in the newly created role of EVP, Chief Technology and Operating Officer, reporting to Doubles. In her prior role as EVP, Chief Information Officer, Juel played an integral role in moving Synchrony to an Agile culture, promoting speed and innovation throughout the company.

Synchrony will hold a virtual Investor Day on September 9, 2021 where it will share further details on its strategies to accelerate growth and innovation.

About Synchrony

Synchrony (NYSE: SYF) is a premier consumer financial services company. We deliver a wide range of specialized financing programs, as well as innovative consumer banking products, across key industries including digital, retail, home, auto, travel, health and pet. Synchrony enables our partners to grow sales and loyalty with consumers. We are one of the largest issuers of private label credit cards in the United States; we also offer co-branded products, installment loans and consumer financing products for small- and medium-sized businesses, as well as healthcare providers.

Synchrony is changing what’s possible through our digital capabilities, deep industry expertise, actionable data insights, frictionless customer experience and customized financing solutions.

For more information, visit www.synchrony.com and Twitter: @Synchrony.

Cautionary Statement Regarding Forward-Looking Statements

This release contains certain forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the "safe harbor" created by those sections. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "targets," "outlook," "estimates," "will," "should," "may" or words of similar meaning, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. Factors that could cause actual results to differ materially include global political, economic, business, competitive, market, regulatory and other factors and risks, such as: the impact of macroeconomic conditions and whether industry trends we have identified develop as anticipated, including the future impacts of the novel coronavirus disease

(“COVID-19”) outbreak and measures taken in response thereto for which future developments are highly uncertain and difficult to predict; retaining existing partners and attracting new partners, concentration of our revenue in a small number of Retail Card partners, and promotion and support of our products by our partners; cyber-attacks or other security breaches; disruptions in the operations of our and our outsourced partners' computer systems and data centers; the financial performance of our partners; the sufficiency of our allowance for credit losses and the accuracy of the assumptions or estimates used in preparing our financial statements, including those related to the CECL accounting guidance; higher borrowing costs and adverse financial market conditions impacting our funding and liquidity, and any reduction in our credit ratings; our ability to grow our deposits in the future; damage to our reputation; our ability to securitize our loan receivables, occurrence of an early amortization of our securitization facilities, loss of the right to service or subservice our securitized loan receivables, and lower payment rates on our securitized loan receivables; changes in market interest rates and the impact of any margin compression; effectiveness of our risk management processes and procedures, reliance on models which may be inaccurate or misinterpreted, our ability to manage our credit risk; our ability to offset increases in our costs in retailer share arrangements; competition in the consumer finance industry; our concentration in the U.S. consumer credit market; our ability to successfully develop and commercialize new or enhanced products and services; our ability to realize the value of acquisitions and strategic investments; reductions in interchange fees; fraudulent activity; failure of third-parties to provide various services that are important to our operations; international risks and compliance and regulatory risks and costs associated with international operations; alleged infringement of intellectual property rights of others and our ability to protect our intellectual property; litigation and regulatory actions; our ability to attract, retain and motivate key officers and employees; tax legislation initiatives or challenges to our tax positions and/or interpretations, and state sales tax rules and regulations; regulation, supervision, examination and enforcement of our business by governmental authorities, the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other legislative and regulatory developments and the impact of the Consumer Financial Protection Bureau’s (the “CFPB”) regulation of our business; impact of capital adequacy rules and liquidity requirements; restrictions that limit our ability to pay dividends and repurchase our common stock, and restrictions that limit the Bank’s ability to pay dividends to us; regulations relating to privacy, information security and data protection; use of third-party vendors and ongoing third-party business relationships; and failure to comply with anti-money laundering and anti-terrorism financing laws.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included in our public filings, including under the heading “Risk Factors Relating to Our Business” and “Risk Factors Relating to Regulation” in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed on February 11, 2021. You should not consider any list of such factors to be an exhaustive statement of all the risks, uncertainties, or potentially inaccurate assumptions that could cause our current expectations or beliefs to change. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Contacts:
Investors: Jennifer Church
(203) 585-6508
Media: Lisa Lanspery
lisa.lanspery@syf.com
(203) 219-7984